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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 5, 2002

                          THE MIIX GROUP, INCORPORATED
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                    001-14593                   22-3586492
    ---------------              --------------             ------------------
    (State or Other                (Commission                (IRS Employer
    Jurisdiction of                File Number)             Identification No.)
                                 Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
           ----------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                          -------------------

                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.
           ------------

      Reference is made to the press release attached as Exhibit 99.1.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE MIIX GROUP, INCORPORATED


                                       By: /s/ Catherine E. Williams
                                           ----------------------------------
                                           Catherine E. Williams
                                           Senior Vice President and Secretary

June 10, 2002


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                                  EXHIBIT INDEX


Exhibit No.                                   Description
-----------                                   -----------

99.1                                          Press Release dated June 5, 2002








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